                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                IBT BANCORP, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 [COMPANY NAME]
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                                IBT BANCORP, INC.

                                200 EAST BROADWAY
                         MOUNT PLEASANT, MICHIGAN 48858

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 8, 2001

Notice is hereby given that the Annual Meeting of Shareholders of IBT Bancorp, Inc. will be held on Tuesday, May 8, 2001 at 7:00 p.m. Eastern Standard Time, at The Comfort Inn 2424 S. Mission Street, Mount Pleasant, Michigan. The meeting is for the purpose of considering and acting upon the following:

         1.       The election of four directors.

         2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

The Board of Directors has fixed April 2, 2001 as the record date for determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournments thereof.

Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if stock is held in more than one name, all parties should sign the proxy form.

                                            By order of the Board of Directors


                                            Mary Ann Breuer, Secretary
                                            Dated:  April 13, 2001

                                IBT BANCORP, INC.
                                200 EAST BROADWAY
                         MOUNT PLEASANT, MICHIGAN 48858

                                 PROXY STATEMENT

                               GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IBT Bancorp, Inc. (the Corporation) a Michigan financial holding company, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, May 8, 2001 at 7:00 p.m. at The Comfort Inn, 2424 S. Mission Street, Mount Pleasant, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

This Proxy Statement has been mailed on April 13, 2001 to all holders of record of common stock as of the record date.

                              VOTING AT THE MEETING

The Board of Directors of the Corporation has fixed the close of business on April 2, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. The Corporation has only one class of common stock and no preferred stock. As of April 2, 2001, there were 3,866,244 shares of common stock of the Corporation outstanding. Each outstanding share entitles the holder thereof to one vote on each separate matter presented for vote at the meeting. If the enclosed proxy is executed and returned, it may be revoked at any time before it is exercised at the meeting. All shareholders are encouraged to date and sign the enclosed proxy form, indicate their choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

The Board of Directors is divided into three classes, with the directors in each class being elected for a term of three years. At the Annual Meeting of Shareholders, four directors will be elected for terms ending with the annual meeting of shareholders in 2004.

Except as otherwise specified in the proxy, proxies will be voted for election of the four nominees named below. If a nominee becomes unable or unwilling to serve, proxies will be voted for such other person, if any, as shall be designated by the Board of Directors. However, the Corporation's management now knows of no reason to anticipate that this will occur. Directors are elected by a plurality of the votes cast, whether in person or by proxy, by holders of the Corporation's common stock at the Annual Meeting of Shareholders, provided a quorum (a majority of the shares entitled to be voted at the Annual Meeting of Shareholders) is present or represented. Thus, the four nominees for election as directors who receive the greatest number of votes cast will be elected directors. Consequently, shares not voted, whether by withholding of authority or otherwise, have no effect on the election of directors. If a proxy is returned for such shares or they are represented in person at the Annual Meeting of Shareholders, they will be counted toward the establishment of a quorum.

Nominees for reelection and other current directors are listed below. Also shown for each nominee and each other current director is his principal occupation for the last five or more years, age and length of service as a director of the Corporation and the Bank.

                                DIRECTOR NOMINEES
                                TERMS ENDING 2004

JAMES C. FABIANO (age 57) has been a director of Isabella Bank and Trust since 1979 and of the Corporation since 1988. He also serves as a director of IBT Financial Services, Inc. Isabella Bank and Trust and IBT Financial Services, Inc. are wholly owned subsidiaries of the Corporation. Mr. Fabiano is President and CEO of Fabiano Brothers, Inc.

DAVID W. HOLE (age 63) has been a director of Isabella Bank and Trust since 1982. He has served on the board of the Corporation since 1988 and was elected to the board of Farmers State Bank in 2000. He currently sits on the boards of IBT Financial Services, Inc., IBT Title and IBT Loan Production. Farmers State Bank, IBT Title and IBT Loan Production are wholly owned subsidiaries of the Corporation. He also serves as President and CEO of Isabella Bank and Trust and the Corporation.

L. A. JOHNS (age 72) has been a director of Isabella Bank and Trust since 1961 and was Chairman of the Board January 1997 to May 1998. He became a director of the Corporation in 1988. Mr. Johns was nominated Chairman of the Corporation in 1995 and currently serves in that capacity. He is past President and CEO of the Corporation and also of Isabella Bank and Trust.

DALE WEBURG (age 57) has been a director of Farmers State Bank since 1987. He was appointed to the board of the Corporation in 2000. Mr. Weburg also serves as a director of IBT Financial Services, Inc. and Farmers State Bank. Mr. Weburg is President of Weburg Farms.

                             CURRENT DIRECTORS WHOSE
                                TERMS END IN 2003

FREDERICK L. BRADFORD (age 66) has been a director of Isabella Bank and Trust since 1974 and Corporation since 1988. He also serves as director of IBT Financial Services, Inc. Dr. Bradford is a dentist.

DEAN E. WALLDORFF (age 67) has been a director of Isabella Bank and Trust since 1982 and the Corporation since 1988. He is also a director on the board of IBT Loan Production. Mr. Walldorff was the owner of Water Care Systems and retired in the fall of 2000.

DENNIS P. ANGNER (age 44) was appointed director of Farmers State Bank and the Corporation in 2000. He is also a director of IBT Title. Mr. Angner is currently Executive Vice President of the Corporation and Senior Vice President and Chief Financial Officer of Isabella Bank and Trust.

                             CURRENT DIRECTORS WHOSE
                                TERMS END IN 2002

GERALD D. CASSEL (age 66) has been a director of Isabella Bank and Trust since 1980 and the Corporation since 1988. He also serves as a director of IBT Loan Production. Mr. Cassel is presently the Chairman of Isabella Bank and Trust. Mr. Cassel is a Certified Public Accountant.

RONALD E. SCHUMACHER (age 63) has been a director of Isabella Bank and Trust since 1984, and the Corporation since 1988. He is also a director of IBT Financial Services, Inc. Mr. Schumacher is the President of A. Schumacher Sons.

ROBERT O. SMITH (age 69) has been a director of Isabella Bank and Trust since 1984 and Corporation since 1988. Mr. Smith was Vice President of Isabella Bank and Trust until his retirement.

HERBERT C. WYBENGA (age 65) has been a director of Farmers State Bank since 1990 and Isabella Bank and Trust since 2000. Mr. Wybenga is also a director of the Corporation, appointed in 2000. He is currently Chairman, President and CEO of Farmers State Bank.

Each of the directors has been engaged in their stated occupations for more than five years. The principal occupations of Dennis P. Angner and David W. Hole are with Isabella Bank and Trust, and Herbert C. Wybenga is with Farmers State Bank of Breckenridge. Other executive officers of the Corporation include: Richard J. Barz, Executive Vice President of Isabella Bank and Trust, who is 52 years old and has been employed by the Corporation since 1972; and Mary Ann Breuer, Senior Vice President and Cashier of Isabella Bank and Trust, who is 61 years old and has been employed by the Corporation since 1959. All officers of the Corporation serve at the pleasure of the Board of Directors.


COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

The Board of Directors of the Corporation met 14 times during 2000. All incumbent directors attended 75% or more of the meetings held in 2000. The Board of Directors has an Audit Committee and a Nominating Committee.

The Audit Committee is composed of independent directors who meet the requirements for independence as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Information regarding the functions performed by the Committee, its membership, and the number of meetings held during the year, is set forth in the "Report of the Audit Committee" included elsewhere in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A.

The Corporation has a standing Nominating Committee. The Committee consists of directors Cassel, Smith and Wybenga. Shareholders who wish to recommend nominees should submit their nominations in writing to the Secretary of the Corporation. Recommendations for the 2002 Annual Meeting of Shareholders should be delivered no later than December 13, 2001.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. The Committee consists of directors Schumacher, Cassel, Smith, Walldorff and Weburg. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted auditing principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Committee under SAS 61. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Corporation including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 and considered the compatibility of nonaudit services with the auditors' independence.

The Committee discussed with the Corporation's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls and the overall quality of the Corporation's financial reporting. The Committee held five meetings during the fiscal year 2000, and all directors attended 75% or more of the meetings held in 2000.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also approved the reappointment of the Corporation's independent auditors.

                                            Ronald E. Schumacher, Chairman
                                            Gerald D. Cassel
                                            Robert O. Smith
                                            Dean E. Walldorff
                                            Dale Weburg

EXECUTIVE OFFICERS

Executive Officers of the Corporation are compensated by Isabella Bank and Trust or Farmers State Bank. They do not receive any compensation directly from the Corporation except for director fees paid to members of the Corporation's Board of Directors. There were no other executive officers of the Corporation whose annual compensation exceeded $100,000 for the periods indicated.

The Corporation generally maintains a conservative level of perquisites and personal benefits. The dollar value of perquisites and personal benefits provided to the named executive officer does not exceed 10% of his annual compensation.

                           SUMMARY COMPENSATION TABLE

                                                                                       ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR                      SALARY (1)             COMPENSATION (2)
David W. Hole, President and        2000                      $192,050                  $ 5,408
CEO of IBT Bancorp and Isabella     1999                       170,025                   18,076
Bank and Trust                      1998                       153,400                   14,950

Richard J. Barz, Vice President     2000                      $110,475                   $4,071
of IBT Bancorp and Executive        1999                        94,400                    5,638
Vice President of Isabella Bank     1998                        92,000                    2,666
and Trust

Dennis P. Angner, Executive Vice    2000                      $106,425                   $4,094
President and Treasurer of IBT      1999                        89,400                    5,080
Bancorp and Senior Vice President   1998                        87,000                    3,296
and CFO of Isabella Bank and Trust


Herbert C. Wybenga, Vice President  2000                      $104,808                   $7,066
of IBT Bancorp and Chairman,
President and CEO of Farmers
State Bank (3)

(1) Includes compensation voluntarily deferred under the Corporation's 401K and Non-qualified Deferred Salary Agreement and Board of Directors fees, paid in cash or deferred under the Nonqualified Deferred Directors Compensation Plan.

(2) The amounts shown represent contributions by the Corporation under its Employee Stock Ownership Plan (ESOP), in which substantially all employees participate, expenses related to a nonqualified supplemental Executive Retirement Plan (ERP), and Farmers State Bank Employees Profit Sharing Plan
     (EPSP). The amounts contributed are as follows:

                                    Year                 ESOP                 ERP                   EPSP
     David W. Hole                  2000                $2,370               $3,038                  ---
                                    1999                 3,259               14,817                  ---
                                    1998                 1,352               13,598                  ---

     Richard J. Barz                2000                $1,572               $2,499                  ---
                                    1999                 2,041                3,597                  ---
                                    1998                   844                1,822                  ---

     Dennis P. Angner               2000                $1,485               $2,609                  ---
                                    1999                 1,966                3,114                  ---
                                    1998                   780                2,516                  ---

     Herbert C. Wybenga             2000                   ---                  ---                $7,066

(3)  Not a named executive officer prior to 2000.

THE DEFINED BENEFIT PENSION PLAN

The Corporation sponsors a defined benefit pension plan. This plan was originally adopted in 1973 and was substantially revised in 1989. Only employees who have attained the age of 21 and who have worked more than 1000 hours in the current plan year are eligible to participate.

Annual contributions are made to the plan as required by accepted actuarial principles, applicable federal tax law, and expenses of operating and maintaining the plan. The amount of contributions on behalf of any one participant cannot be separately or individually computed.

Pension plan benefits are based on an average of a participant's five highest years of compensation. A participant may earn a benefit for up to 35 years of accredited service. Earned benefits are 100 percent vested after five years of service. Benefit payments normally start when a participant reaches age 65. A participant with more than five years of service may elect to take early retirement benefits anytime after reaching age 55.

Benefits payable under early retirement are reduced actuarially for each month prior to age 65 in which benefits begin.

The following table indicates estimated annual benefits payable upon normal retirement for various compensation levels and years of service. Additional benefits may be earned due to integration of social security benefits. The amounts that may be earned are undeterminable until retirement.

          Five Year
           Average                       Years of Accredited Service
          of Highest
         Compensation       5                15                25                  35
         ------------    --------        ----------         ---------          ---------
           $20,000        $   900          $  2,700          $  4,500           $  6,300
            50,000          2,250             6,750            11,250             15,750
            75,000          3,375            10,125            16,875             23,625
           100,000          4,500            13,500            22,500             31,500
           125,000          5,625            16,875            28,125             39,375
           150,000          6,750            20,250            33,750             47,750
           200,000          7,875            23,625            39,375             56,125

The amounts calculated under the plan's benefit formula assume a monthly payment for life. A married participant will generally receive an actuarially reduced monthly payment because the participant's surviving spouse will also receive monthly payments for life after the participant's death. As of December 31, 2000, David W. Hole had 41 years, Richard J. Barz had 28 years, and Dennis P. Angner had 17 years of credited service under the plan. Employees of Farmer's State Bank were not eligible to participate in the plan until 2001.

REPORT ON EXECUTIVE COMPENSATION

All executive officers of the Corporation are also officers of one of the Corporation's subsidiaries. Their service as officers of the Corporation is generally incidental to their primary service as an officer of a subsidiary. The executive officers of the Corporation, except for those who are entitled to director fees, receive no compensation directly from the Corporation. Except for the President of each subsidiary, the Corporation has delegated the authority and responsibility for the setting of compensation to the Board of Directors of each subsidiary. The compensation for the President of each subsidiary is reviewed and approved by the Corporation's Board of Directors based on recommendations from each subsidiary's Board of Directors.

The entire Board of Directors of the Corporation serves as a compensation committee with Hole and Wybenga excused from the meetings where decisions with respect to their own compensation are made. The Board of Directors has the responsibility for establishing all formal employee benefit plans offered to subsidiary employees.

The Board's approach to determining the annual salary of executive officers is to offer competitive salaries in comparison with market practices. The Board utilizes regional and national compensation surveys which provide salary ranges for banks of similar size. Based on these surveys, the Board establishes salary ranges for all job classifications. Factors used to decide where an executive officer salary should be within the established range include the historical financial performance, financial performance outlook, years of service, and job performance. The salary paid to Hole and Wybenga was in the 50th to 75th percentile in 2000, and in the 25th to 50th percentile in 1999 and 1998 of the comparison group. The Board's primary consideration in where Hole and Wybenga's salaries fit within the defined range was their years of service as President and CEO and the Corporation exceeding its financial performance goals.

         Respectfully submitted,
                  Dennis P. Angner                   Ronald E. Schumacher
                  Frederick L. Bradford              Robert O. Smith
                  Gerald D. Cassel                   Dean E. Walldorff
                  James C. Fabiano                   Dale Weburg
                  David W. Hole                      Herbert C. Wybenga
                  L. A. Johns

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The entire Board of Directors serves as a Compensation Committee. Director Hole is President and CEO of the Corporation and Isabella Bank and Trust, and Director Wybenga is Chairman, President and CEO of Farmers State Bank. Neither Hole nor Wybenga participates in any of the procedures which pertain to their compensation or other related matters and they are excused from the meetings at such times. Director Angner's compensation is set by Isabella Bank and Trust. Mr. Angner is not a member of Isabella Bank and Trust's Board of Directors and does not participate in the setting of his compensation.

REMUNERATION OF DIRECTORS

The Corporation paid $400 per board meeting to its directors during 2000 and $175 per committee meeting attended. Directors of Isabella Bank and Trust are paid $700 per board meeting and $175 per committee meeting they attend. Farmers State Bank paid a retainer of $1600, $325 per board meeting, and $100 per committee meeting they attended (provided the committee meeting was on a non-board meeting day). Directors who are officers of a subsidiary are not paid for attendance at committee meetings.

The Corporation sponsors a deferred compensation plan for directors (the Directors' Plan). The Directors' Plan was adopted in 1984 and was substantially revised in 1989 and 1996. Under the Directors' Plan, deferred directors' fees are converted on a quarterly basis into stock units of the Corporation's common stock. The fees are converted based on the purchase price for a share of the Corporation's common stock under the Corporation's Dividend Reinvestment Plan.

Pursuant to the terms of the Directors' Plan, directors of the Corporation and its subsidiaries are required to defer at least 25% of their earned board fees. The amount deferred under the terms of the plan in 2000 was $160,000, resulting in 6,312 stock units being credited to participants' accounts. As of December 31, 2000, there were 102,149 stock units credited to participants' accounts. Stock units credited to a participant's account are eligible for cash and stock dividends as payable. All amounts deferred are unsecured claims against the Bank's general assets. The net cost of this benefit to the Corporation was $53,000 in 2000.

Distribution from the Directors' Plan occurs when the participant terminates service with the Bank and/or attains age 65. Distributions may take the form of shares of Corporation common stock equal to the number of stock units credited to the participant's account, cash equal to the value of the stock units on the date of distribution, or a combination of stock and cash. Any Corporation common stock issued under the Directors' Plan will be considered restricted stock under the Securities Act of 1933, as amended.

INDEBTEDNESS OF AND TRANSACTIONS WITH MANAGEMENT

Certain directors and officers of the Corporation and members of their families were loan customers of the subsidiary banks, or have been directors or officers of corporations, or partners of partnerships which have had transactions with the subsidiary banks. In management's opinion, all such transactions are made in the ordinary course of business and are essentially on the same terms, including collateral and interest rates, as those prevailing at the same time for similar transactions with other customers. These transactions do not involve more than a normal credit risk. Total loans to these customers were $8,399,000 as of December 31, 2000.

STOCK PERFORMANCE

The graph on the following page compares the cumulative total shareholder return on Corporation Common Stock for the last five years with the cumulative total return on (1) the NASDAQ Stock Market Index, which is comprised of all United States common shares traded on the NASDAQ and (2) the NASDAQ Bank Stock Index, which is comprised of bank and bank holding company common shares traded on the NASDAQ over the same period. The graph assumes the value of an investment in the Corporation and each index was $100 at January 1, 1996 and all dividends are reinvested.

                                STOCK PERFORMANCE
                             FIVE-YEAR TOTAL RETURN


























The dollar values for total shareholder return plotted in the graph above are shown in the table below:

                       Comparison of Five Year Cumulative
                     Among IBT Bancorp, NASDAQ Stock Market,
                             and NASDAQ Bank Stocks

                                                        NASDAQ
       Year            IBT Bancorp        NASDAQ        Banks
     01/01/96             100.0           100.0          100.0
     12/31/96             123.9           122.9          129.8
     12/31/97             172.3           151.5          281.2
     12/31/98             229.3           211.3          196.0
     12/31/99             273.1           393.2          184.4
     12/31/00             305.9           234.2          225.8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 26, 2001 there were no beneficial owners known to the Corporation who beneficially owned more than 5% of the Corporation's common stock.

The following table sets forth certain information as of March 26, 2001 as to the common stock of the Corporation owned beneficially by each director and by all directors and executive officers of the Corporation as a group.

                                                        Amount and Nature
                                                     of Beneficial Ownership
                                           -------------------------------------------
                                      Sole Voting               Shared Voting              Percentage of
         Name                        and Investment             and Investment             Common Stock
        Owner                            Powers                     Powers                  Outstanding
-----------------------              --------------             --------------            ---------------
Frederick L. Bradford                    60,380                       ---                      1.56%
Gerald D. Cassel*                         6,136                       ---                      0.16%
James C. Fabiano                        155,043                       ---                      4.01%
David W. Hole*                            9,706                      3,430                     0.34%
L. A. Johns                              19,851                        578                     0.53%
Ronald Schumacher                           ---                     24,988                     0.65%
Robert O. Smith                           8,631                      3,387                     0.31%
Dean Walldorff                              ---                      9,771                     0.25%
Dale Weburg                                 588                     35,693                     0.94%
Dennis Angner                             7,003                        307                     0.19%
Richard  Barz                             8,447                        ---                     0.22%
Herbert Wybenga                             ---                      5,396                     0.14%

All Directors and Executive
Officers as a Group                     280,385                     86,510                     9.49%

*Trustees of the ESOP who vote ESOP stock.

             AS TO OTHER BUSINESS WHICH MAY COME BEFORE THE MEETING

Management of the Corporation does not intend to bring any other business before the meeting for action. However, if any other business should be presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their judgment on such business.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

The Board of Directors has reappointed Rehmann Robson, P.C. as independent auditors of the Corporation for the year ending December 31, 2001.

A representative of Rehmann Robson, P.C., is expected to be present at the Annual Meeting of Shareholders to respond to appropriate questions from shareholders and to make any comments they believe appropriate.

                              SHAREHOLDER PROPOSALS

Any proposals which shareholders of the Corporation intend to present at the next annual meeting of the Corporation must be received before December 13, 2001 to be considered for inclusion in the Corporation's proxy statement and proxy form for that meeting. Proposals should be made in accordance with Securities and Exchange Commission Rule 14a-8.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and certain officers and persons who own more than ten percent of the Corporation's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Corporation's common stock. These officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of these reports.

To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation, during the year ended December 31, 2000 all Section 16(a) filing requirements were satisfied, with respect to the applicable officers, directors, and greater than 10 percent beneficial owners, except that one report with respect to one sale transaction was filed late on behalf of L. A. Johns. This inadvertent discrepancy was corrected promptly upon being brought to L. A. Johns' attention.

                                  OTHER MATTERS

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation may solicit proxies by telephone or in person, without compensation other than their regular compensation.



                                            By order of the Board of Directors



                                            Mary Ann Breuer, Secretary






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APPENDIX A

                             CHARTER OF IBT BANCORP
                                 AUDIT COMMITTEE

ORGANIZATION

The Audit Committee of IBT Bancorp is appointed by the Chairman of the Board and reports to the Board of Directors of IBT Bancorp.

The Audit Committee shall be composed of at least three directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member shall have financial management expertise.

The Committee may ask members of senior management or others to attend meetings and provide pertinent information as necessary.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, outside auditors, government agencies, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the senior management of the Corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee will:

1. Meet four (4) times each year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

2. Evaluate the selection and retention of the outside auditors and recommend to the Board of Directors the outside auditors to be selected to audit the financial statements of the Corporation and its subsidiaries. The outside auditor is ultimately responsible to the Board of Directors and the Audit Committee, as representatives of the shareholders. In connection with this duty, the Committee shall receive on an annual basis a written statement from the outside auditor detailing all relationships between the outside auditor and the Corporation. The Committee shall review services performed




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      by the outside auditor and the impact that these services may have on the independence of the outside auditor.

3. Meet with the outside auditors and senior management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review the audit, including any comments or recommendations of the outside auditors.

4. Review with the outside auditors, the Corporation's internal auditor, and senior management, the adequacy, effectiveness, and quality of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Further, the Committee periodically should review corporate policy statements to determine their adherence to the code of conduct.

5. Review filings with the SEC and other published documents containing the Corporation's financial statements and consider whether the information contained in these documents is consistent with the information contained in the Corporation's internal financial statements.

6. Review the internal audit function of the Corporation's bank subsidiaries including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

7. Review with internal audit, a summary of findings from completed internal audits of the Corporation's non-bank subsidiaries. All Audit Committee minutes from the Corporation's bank subsidiaries will be reviewed.

8. Review the financial statements contained in the annual report to shareholders with senior management and the outside auditors to determine that the outside auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

9. Provide sufficient opportunity for the internal and outside auditors to meet with the members of the Audit Committee without members of management present.

10. Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each meeting with, the Board of Directors.

11. Investigate any matters brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

12.   Review and, if necessary, update the Committee's charter annually.



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IBT BANCORP PROXY
200 East Broadway
Mt. Pleasant, MI  48858

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Gerald D. Cassel, Ronald E. Schumacher, and Robert O. Smith as Proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of IBT Bancorp held of record by the undersigned on April 2, 2001 at the annual meeting of shareholders to be held May 8, 2001 or any adjournments thereof.

ELECTION OF DIRECTORS:

FOR ALL NOMINEES LISTED BELOW     [ ]         WITHHOLD AUTHORITY TO VOTE     [ ]
EXCEPT AS MARKED TO THE                        FOR ALL NOMINEES LISTED
CONTRARY BELOW

(INSTRUCTION: To withhold authority to vote for any individual nominee, circle the nominee's name in the list below.)

         James C. Fabiano                            L. A. Johns
         David W. Hole                               Dale Weburg

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES. The shares represented by this proxy will be voted in the discretion of the proxies on any other matters which may come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Dated:__________________________, 2001         _________________________________
Please mark, sign, date and return             Signature
Proxy card promptly using the
enclosed envelope.                             _________________________________
                                                     Signature (if held jointly)














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